INCOME TAXES	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
Geographic Components of Income before Income Taxes

year ended December 31	2024	2023	2022
(millions of Canadian $)

Canada	1,219	(344)	(2,133)
Foreign	4,687	3,642	2,607
Income before Income Taxes	5,906	3,298	474
Provision for Income Taxes

year ended December 31	2024	2023	2022
(millions of Canadian $)

Current
Canada	102	61	41
Foreign	393	803	322
	495	864	363
Deferred
Canada	135	8	(459)
Foreign	292	(30)	418
	427	(22)	(41)
Income Tax Expense	922	842	322
Reconciliation of Income Tax Expense

year ended December 31	2024	2023	2022
(millions of Canadian $)

Income before income taxes	5,906	3,298	474
Federal and provincial statutory tax rate	23.0%	23.0%	23.0%
Expected income tax expense	1,358	759	109
Mexico foreign exchange exposure	(246)	132	9
Income tax differential related to regulated operations	(227)	(260)	(174)
Income from non-controlling interests and equity investments	(224)	(56)	(54)
Foreign income tax rate differentials	167	(84)	(216)
Non-taxable capital (gains) and losses	18	182	173
Impact of Mexico inflationary adjustments	7	1	24
Valuation allowance (release)	4	182	198
Settlement of Mexico prior years' income tax assessments	—	—	196
Non-deductible goodwill impairment	—	—	91
Other	65	(14)	(34)
Income Tax Expense	922	842	322
Deferred Income Tax Assets and Liabilities

at December 31	2024	2023
(millions of Canadian $)

Deferred Income Tax Assets
Tax loss and credit carryforwards	1,987	1,664
Disallowed interest carryforward	115	—
Regulatory and other deferred amounts	612	583
Unrealized foreign exchange losses on long-term debt	467	206
Other	143	160
	3,324	2,613
Less: Valuation allowance	931	690
	2,393	1,923
Deferred Income Tax Liabilities
Difference in accounting and tax bases of plant, property and equipment	6,488	5,599
Equity investments	1,280	1,043
Taxes on future revenue requirement	612	496
Financial instruments	168	168
Other	301	270
	8,849	7,576
Net Deferred Income Tax Liabilities	6,456	5,653
The above deferred tax amounts have been classified on the Consolidated balance sheet as follows:

at December 31	2024	2023
(millions of Canadian $)

Deferred Income Tax Assets
Other long-term assets (Note 15)	428	1,319
Deferred Income Tax Liabilities
Deferred income tax liabilities	6,884	6,972
Net Deferred Income Tax Liabilities	6,456	5,653
TC Energy recorded an income tax valuation allowance of $931 million and $690 million against the deferred income tax asset balances at December 31, 2024 and 2023, respectively. The increase in the valuation allowance is primarily a result of the foreign exchange movement on unrecognized capital losses. At December 31, 2023, the Company recorded a total of $358 million in valuation allowance as a result of the Coastal GasLink equity investment impairment that resulted in a portion of the impairment having unrealized non-taxable capital losses. These losses have not been recognized as of December 31, 2024. At each reporting date, the Company considers new evidence, both positive and negative, that could affect its view of the future realization of deferred tax assets. At December 31, 2024, the Company determined there was sufficient positive evidence to conclude that it is more likely than not that the net deferred tax assets will be realized.
At December 31, 2024, the Company has recognized the benefit of non-capital loss carryforwards of $6,740 million (2023 – $6,593 million) for federal and provincial purposes in Canada, which expire from 2030 to 2044. The Company has not yet recognized the benefit of capital loss carryforwards of $599 million (2023 – $478 million) for federal and provincial purposes in Canada which have no expiry date. The Company has Ontario corporate minimum tax (CMT) credits of $161 million         (2023 – $140 million), which expire from 2026 to 2044. As of December 31, 2024, the Company has not recognized the benefit of CMT credits of $22 million (2023 – $22 million). As of December 31, 2024, the Company has recognized the benefit of disallowed Canadian interest expense of $480 million (2023 - nil) which may be carried forward indefinitely.
At December 31, 2024, the Company has recognized the benefit of net operating loss carryforwards of US$518 million         (2023 – US$47 million) in Mexico, which expire from 2024 to 2034.
Unremitted Earnings of Foreign Investments
Income taxes have not been provided on the unremitted earnings of foreign investments that the Company does not intend to repatriate in the foreseeable future. Deferred income tax liabilities would have increased at December 31, 2024 by approximately $1,728 million (2023 – $1,443 million) if there had been a provision for these taxes.
Income Tax Payments
Income tax payments of $387 million, net of refunds, were made in 2024 (2023 – payments, net of refunds, of $791 million;     2022 – payments, net of refunds, of $394 million).
Reconciliation of Unrecognized Tax Benefit
Below is the reconciliation of the annual changes in the total unrecognized tax benefit:

at December 31	2024	2023	2022
(millions of Canadian $)

Unrecognized tax benefit at beginning of year	85	91	80
Gross increases – tax positions in prior years	3	9	6
Gross decreases – tax positions in prior years	(2)	(1)	—
Gross increases – tax positions in current year	5	16	7
Gross decrease – tax positions in current year	(2)	—	—
Settlement	(13)	—	—
Lapse of statutes of limitations	(4)	(30)	(2)
Unrecognized Tax Benefit at End of Year	72	85	91
TC Energy's practice is to recognize interest and penalties related to income tax uncertainties in Income tax expense. Income tax expense for the year ended December 31, 2024 reflects $1 million interest recovery (2023 – $3 million expense; 2022 – $6 million expense). At December 31, 2024, the Company accrued $19 million in interest expense (2023 – $20 million; 2022 – $18 million). The Company incurred no penalties associated with income tax uncertainties related to income tax expense for the years ended December 31, 2024, 2023 and 2022 and no penalties were accrued as at December 31, 2024, 2023 and 2022.
Subject to the results of audit examinations by taxing authorities and other legislative amendments, TC Energy does not anticipate further adjustments to the unrecognized tax benefits during the next 12 months that would have a material impact on its financial statements.
TC Energy and its subsidiaries are subject to either Canadian federal and provincial income tax, U.S. federal, state and local income tax or the relevant income tax in other international jurisdictions. The Company has substantially concluded all Canadian federal and provincial income tax matters for the years through 2016. Substantially all material U.S. federal, state and local income tax matters have been concluded for years through 2016. Substantially all material Mexico income tax matters have been concluded for years through 2018.
Mexico Tax Audit
In 2019, the Mexican tax authority, the Tax Administration Services (SAT), completed an audit of the 2013 tax return of one of the Company’s subsidiaries in Mexico. The audit resulted in a tax assessment that denied the deduction for all interest expense and an assessment of additional tax, penalties and financial charges totaling less than US$1 million. The Company disagreed with this assessment and commenced litigation to challenge it. In January 2022, TC Energy received the tax court’s ruling on the 2013 tax return, which upheld the SAT assessment. From September 2021 to February 2022, the SAT issued assessments for tax years 2014 through 2017 which denied the deduction of all interest expense as well as assessed incremental withholding tax on the interest. These assessments totaled approximately US$490 million in income and withholding taxes, interest, penalties and other financial charges.
During 2022, TC Energy settled with the SAT on all of the above matters for the tax years 2013 through 2021 and recorded $196 million (US$153 million) of income tax expense, inclusive of withholding taxes, interest, penalties and other financial charges for the year ended December 31, 2022.